UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2024

NISSAN AUTO LEASE TRUST 2024-B

(Exact name of Issuing Entity as specified in its charter with respect to the Notes)

Central Index Key Number: 0002029406

NISSAN AUTO LEASING LLC II

(Exact name of Depositor as specified in its charter and Transferor of the Series Certificate to the Issuing Entity)

Central Index Key Number: 0001244832

NISSAN-INFINITI LT LLC

(Exact name of Issuer as specified in its charter with respect to the Series Certificate)

Central Index Key Number: 0001244827

NISSAN MOTOR ACCEPTANCE COMPANY LLC

(Exact name of Sponsor as specified in its charter)

Central Index Key Number: 0001540639

DELAWARE	333-258304-07	99-6611338
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

(615) 725-1127

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. OTHER EVENTS.

The Depositor has filed a prospectus, dated July 17, 2024, setting forth a description of the pool of closed-end Nissan and Infiniti leases, the related Nissan and Infiniti leased vehicles and related assets and the structure of $126,000,000 aggregate principal amount of the Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $220,000,000 aggregate principal amount of the Class A-2a Asset Backed Notes (the “Class A-2a Notes”), $253,250,000 aggregate principal amount of the Class A-2b Asset Backed Notes (the “Class A-2b Notes”), $473,250,000 aggregate principal amount of the Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $68,700,000 aggregate principal amount of the Class A-4 Asset Backed Notes (the “Class A-4 Notes”), and $58,800,000 aggregate principal amount of the Class B Asset Backed Notes by Nissan Auto Lease Trust 2024-B (the “Class B Notes” and, together with the Class A-1 Notes, Class A-2a Notes, Class A-2b Notes, Class A-3 Notes and Class A-4 Notes, the “Notes”).

This Current Report on Form 8-K is being filed in connection with the issuance of the Notes to satisfy an undertaking to file unqualified legality and tax opinions at the time of each takedown from the Registration Statement. Copies of the legality and tax opinions delivered by Mayer Brown LLP, counsel to the Nissan Auto Leasing LLC II, in connection with the issuance of the Notes are attached hereto as Exhibits 5.1 and 8.1, respectively and copies of the legality opinion delivered by Richards, Layton and Finger, P.A., counsel to Nissan-Infiniti LT LLC, in connection with the issuance of the Notes is attached hereto as Exhibit 5.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 5.1	Opinion of Mayer Brown LLP, dated as of July 19, 2024, as to legality matters

Exhibit 5.2	Opinion of Richards, Layton and Finger, P.A., dated as of July 19, 2024, as to legality matters

Exhibit 8.1	Opinion of Mayer Brown LLP, dated as of July 19, 2024, as to certain tax matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2024	NISSAN AUTO LEASING LLC II

	By:	/s/ Douglas E. Gwin, Jr.
	Name:	Douglas E. Gwin, Jr.
	Title:	Assistant Treasurer